SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 21, 2011 (October 20, 2011)

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
Delaware	000-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

On October 20, 2011, Dynegy Inc. (“Dynegy”) announced that it is extending the previously announced offers to exchange (the “Exchange Offers”) up to $1,250,000,000 principal amount of the outstanding notes, debentures and capital income securities of Dynegy Holdings, LLC, its direct, wholly-owned subsidiary, for Dynegy’s new 10% Senior Secured Notes due 2018 and cash to midnight, New York City time, on October 27, 2011, unless further extended or earlier terminated by Dynegy. The Exchange Offers were previously scheduled to expire at midnight, New York City time, on October 20, 2011.  The withdrawal deadline for the Exchange Offers expired at 5:00 p.m., New York City time, on October 18, 2011 and has not been extended.  A copy of Dynegy’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176 the information contained herein and in the document furnished as Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibit contains statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1

Press release dated October 20, 2011, announcing the extension of Dynegy Inc.’s private exchange offers for Senior Notes, Senior Unsecured Notes, Senior Debentures and Subordinated Capital Income Securities of Dynegy Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: October 21, 2011	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Executive Vice President

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: October 21, 2011	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Document

99.1

Press release dated October 20, 2011, announcing the extension of Dynegy Inc.’s private exchange offers for Senior Notes, Senior Unsecured Notes, Senior Debentures and Subordinated Capital Income Securities of Dynegy Holdings, LLC.